UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

SERES THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37465	27-4326290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sidney Street Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 945-9626

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On August 12, 2020, Seres Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC and Piper Sandler & Co., as representatives of the several underwriters named therein (collectively, the “Underwriters”), in connection with the issuance and sale by the Company in a public offering of 10,500,000 shares of the Company’s common stock at a public offering price of $21.50 per share, less underwriting discounts and commissions, pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-244401) and a related prospectus supplement filed with the Securities and Exchange Commission (the “SEC” and such public offering, the “offering”). Under the terms of the Underwriting Agreement, the Company has also granted the Underwriters an option exercisable for 30 days to purchase up to an additional 1,575,000 shares of its common stock at the public offering price, less underwriting discounts and commissions, which the underwriters have exercised in full. The closing of the offering is expected to occur on or about August 17, 2020, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated by reference herein.

Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated August 13, 2020, regarding the validity of the shares of common stock to be issued and sold in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report.

Securities Purchase Agreement

On August 12, 2020, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Société des Produits Nestlé S.A. (“Nestlé”) for the sale by the Company of 959,002 shares of the Company’s common stock at a purchase price of $20.855 per share (the “concurrent placement”). The consummation of the concurrent placement is contingent upon the closing of the offering and the satisfaction of certain other customary conditions. The shares are being offered and sold to Nestlé pursuant to an effective registration statement on Form S-3 (File No. 333-237033) and a related prospectus supplement. The concurrent placement may have two closings, the first of which may occur on or within two business days of the closing of the offering for a number of shares equal to the maximum number (not to exceed $16.0 million of shares) of shares that Nestlé may purchase without clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR clearance”). Contingent on the requirement for HSR clearance, all $20.0 million of shares may be sold in one of these closings.

The foregoing description of the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated August 13, 2020, regarding the validity of the shares of common stock to be issued and sold in the concurrent placement. A copy of the opinion is filed as Exhibit 5.2 to this Current Report.

Use of Proceeds

The Company expects to receive net proceeds from the offering and the concurrent placement of approximately $232.2 million, or approximately $264.0 million if the Underwriters exercise their option to purchase additional shares in full, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the offering and the concurrent placement to advance the clinical development of its product candidates, for commercialization and manufacturing activities and for other general corporate and working capital purposes. The Company believes that its cash, cash equivalents and investments, together with the net proceeds from the offering and the concurrent placement, will fund its operations into the first half of 2022.

Forward-Looking Statements Disclaimer

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation references to the completion of the offering and the concurrent placement, the expected net proceeds therefrom and the use of such proceeds. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions relating to the offering. These and other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 28, 2020, under the caption “Risk Factors” in the prospectus supplements relating to the offering and the concurrent placement, and the Company’s other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its management’s views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 12, 2020, between the Company and Cowen and Company, LLC and Piper Sandler & Co., as representatives of the several underwriters named therein.

5.1	Opinion of Latham & Watkins LLP.

5.2	Opinion of Latham & Watkins LLP.

10.1	Securities Purchase Agreement, dated August 12, 2020, between the Company and Société des Produits Nestlé S.A.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: August 14, 2020	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Executive Vice President, Chief Legal Officer and Secretary